UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported): September 24, 2007

KeyOn Communications Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-136487	74-3130469
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska		68164
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 24, 2007, KeyOn Communications Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1. The Company’s unaudited financial statements for the quarter ended June 30, 2007, are included in its Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 24, 2007.

The information, including the exhibit attached hereto, in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2007	KeyOn Communications Holdings, Inc.

	By:	/s/ Jonathan Snyder
Jonathan Snyder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 24, 2007.